                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         JANUARY 15,  1997


          The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-2, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)

          New Jersey               33-98734-09         Applied For
          ----------               -----------         -----------

          State or other           (Commission         (IRS Employer
          jurisdiction of          File Number)        ID Number)
          incorporation)


          2840  Morris Avenue, Union, New Jersey                   07083
          --------------------------------------------------------------
          (Address of principal executive officer)


          Registrant's Telephone Number,
          including area code:                          908-686-2000
                                                        ----------------

                                      n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

          Item 5         Other Events
                         ----------------------------------------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1997 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.



                                        By: \S\ Harry Puglisi
                                        ----------------------------------------
                                          Name:  Harry Puglisi
                                          Title:  Treasurer



Dated:  JANUARY 21, 1997

                            SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-2 FOR THE JANUARY 10, 1997 DETERMINATION DATE

1. AVAILABLE FUNDS                                                $2,925,907.09


2. (A) AGGREGATE CLASS A CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          130,200,000.00

   (B) AGGREGATE CLASS B CERTIFICATE
       PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH            9,800,000.00

   (C) AGGREGATE POOL PRINCIPAL BALANCE
       AS REPORTED IN THE PRIOR MONTH                            108,321,336.47

3. PRINCIPAL PREPAYMENTS RECEIVED DURING
   DUE PERIOD
   (A) NUMBER OF ACCOUNTS                                                     1

   (B) DOLLARS                                                         9,439.16


4. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                     73,411.01


5. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
   BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
   PRINCIPAL RECEIVED DURING THE DUE PERIOD                          233,566.53


6. AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
   OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
   AND PORTION PAYABLE TO REGISTERED HOLDERS                       1,626,330.34


7. (A) AMOUNT OF MONTHLY ADVANCE                                           0.00

   (B) AMOUNT OF COMPENSATING INTEREST                                   379.16


8. DELINQUENCY AND FORECLOSURE INFORMATION
          (SEE EXHIBIT K)

                               Revised  1/15/97

9. PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
   REALIZED LOSSES ON A LIQUIDATED LOAN                                     0.00



10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
        (i)   ACCRUED INTEREST                           972,304.52
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                    0.00
        (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                     338.27
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                 972,642.79
                                                                      7.47037473
    (B) CLASS B INTEREST DISTRIBUTION AMOUNT:
        (i)   ACCRUED INTEREST                            78,753.84
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                    0.00
        (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
              ADJUSTMENT                                      27.44
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                      78,781.28
                                                                      8.03890612
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
        (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL          294,267.53
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE             0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                        0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                      0.00
        (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR
              UNCOLLECTIBLE                                    0.00
        (vi)  RECALCULATED PRINCIPAL ADJUSTMENT           (2,243.74)
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                       292,023.79
                                                                      2.24288625
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL           22,149.17
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE             0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                        0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                      0.00
        (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR
              UNCOLLECTIBLE                                    0.00
        (vi)  RECALCULATED PRINCIPAL ADJUSTMENT             (168.88)
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                        21,980.29
                                                                      2.24288673

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                       1,083,213.36

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                              0.00

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                    129,907,976.21
                                                                    997.75711375

    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                      9,778,019.71
                                                                    997.75711327
    (C) POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                         108,007,332.39
                                                                    771.48094564

13. (A) EXCESS SPREAD                                                 281,765.31

    (B) EXTRA INTEREST                                                340,074.90

    (C) SPREAD ACCOUNT BALANCE                                      1,083,213.36

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT                        3,780,256.63

14. (A) WEIGHTED AVERAGE MATURITY                                        225.851

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                          10.372%


15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                      123,432.54

    (B) PREMIUM PROTECTION FEE FOR THE RELATED
        DUE PERIOD                                                    136,364.60

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT                                                         5,416.07

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION  5.04 (b)                                                   0.00

    (B) SECTION  5.04 (c)                                                   0.00

    (C) SECTION  5.04 (d)(ii)                                               0.00

    (D) SECTION  5.04 (e)                                                   0.00

    (E) SECTION  5.04 (f)                                                   0.00

17. (A) CLASS A REMITTANCE RATE                                           6.110%

    (B) CLASS B REMITTANCE RATE                                           6.575%

18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                         0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE
        END OF SUCH DUE PERIOD                                     31,678,663.53

19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated November 30, 1996 pertaining to Series 1996 - 2 in preparing the accompanying Servicer's Certificate.


THE  MONEY  STORE  INVESTMENT  CORPORATION



        By: \S\ Harry Puglisi
        -------------
        HARRY PUGLISI
        TREASURER